Execution Version

SECURITY AND PLEDGE AGREEMENT
Dated as of December 12, 2014
among
Each Grantor From Time to time Party Hereto
and
U.S. BANK NATIONAL ASSOCIATION
solely in its capacity as the Collateral Agent for the Secured Parties
8.0% Convertible Senior Secured Notes due 2019

ANNEX 1	—	FORM OF JOINDER
EXHIBIT A	—	FORM OF COPYRIGHT SECURITY AGREEMENT
EXHIBIT B	—	FORM OF PATENT SECURITY AGREEMENT
EXHIBIT C	—	FORM OF TRADEMARK SECURITY AGREEMENT
EXHIBIT D	—	FORM OF PLEDGED INTERESTS ADDENDUM
EXHIBIT E	—	FORM OF ISSUER’S ACKNOWLEDGMENT

SECURITY AND PLEDGE AGREEMENT dated as of December 12, 2014 by and among the Grantors listed on the signature pages hereof and those additional Persons that hereafter become parties hereto by executing a Joinder (the “Grantors,” as more fully set forth in Section 1), and U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Secured Parties (the “Collateral Agent,” as more fully set forth in Section 1).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture dated as of December 12, 2014 (the “Issue Date”) (as it may be supplemented from time to time, the “Indenture”) among CYAN, INC., a Delaware corporation (the “Company,” as more fully set forth in Section 1), the subsidiary guarantors party thereto and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the Trustee and the Collateral Agent, the Company has issued to the Holders the 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”); and
WHEREAS, in order to induce the Holders to purchase the Notes, the Grantors have agreed to grant a continuing security interest in and to the Collateral in favor of the Collateral Agent in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.
NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Indenture; provided, however, that to the extent that the UCC is used to define any term used herein and if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. The terms defined in this Section 1 include the plural as well as the singular. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
“Account” means an account (as that term is defined in Article 9 of the UCC).
“Account Debtor” means an account debtor (as that term is defined in the UCC).
“Agreement” means this agreement as originally executed or, if amended, restated, supplemented or otherwise modified from time to time as herein provided, as so amended, restated, supplemented or modified.
“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.
“Books” means books, records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information), files, correspondence, customer lists, supplier lists and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
“Chattel Paper” means chattel paper (as that term is defined in the UCC), and includes tangible chattel paper and electronic chattel paper.
“Collateral” has the meaning specified therefor in Section 2.
“Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this Agreement until a successor collateral agent shall have become such pursuant to the applicable provisions of this Agreement and the Indenture, and thereafter “Collateral Agent” shall mean or include each Person who is then a the Collateral Agent hereunder.
“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2 to the Disclosure Letter.
“Company” shall have the meaning specified in the first paragraph of this Agreement, and subject to the provisions of Article 11 of the Indenture, shall include its successors and assigns.
“Control Agreement” means a control agreement, in form and substance necessary to perfect the security interest in favor of the Collateral Agent, executed and delivered by a Grantor, the Collateral Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account). The Collateral Agent shall not be required to indemnify any securities intermediary or bank in connection with a Control Agreement.
“Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and the Collateral Agent, in substantially the form of Exhibit A.
“Copyrights” means any and all rights in any works of authorship and derivative works, whether published or unpublished, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 3 to the Disclosure Letter, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, and violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
“Deposit Account” means a deposit account (as that term is defined in the UCC).
“Documents” means documents (as that term is defined in the UCC).
“Disclosure Letter” means the disclosure letter, dated as of December 12, 2014, executed and delivered by the Grantors to the Collateral Agent, as supplemented from time to time.
“Equipment” means any and all equipment (as that term is defined in the UCC).
“Excluded Accounts” means:
(a)     Deposit Accounts or Securities Accounts the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the Company’s reasonable judgment to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to the Company’s and its Subsidiaries’ employees and (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3 102 on behalf of the Company’s or its Subsidiaries’ employees; and
(b)    all segregated Deposit Accounts or Securities Accounts constituting (and the balance of which consists solely of funds set aside in connection with) payroll accounts and trust accounts or cash collateral for letters of credit constituting Permitted Debt.
“Excluded Assets” means any of the following:
(a)     any general intangible or authorization, permit, lease, license, franchise, charter, contract, intellectual property, property right or agreement to which any Grantor is a party or any of its rights, title or interests thereunder if and only to the extent that the grant of a Security Interest hereunder (i) is prohibited by or a violation of any law, rule or regulation applicable to such entity or (ii) shall constitute or result in a breach of a term or provision of, or the termination of the abandonment, invalidation or unenforceability or a default under the terms of, such authorization, permit, lease, license, contract, franchise, charter, intellectual property, property right or agreement (other than to the extent that any such law, rule, regulation, term or provision would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including any debtor relief law or principle of equity)); provided, however, that the Collateral shall include (and such security interest shall attach and the definition of Excluded Assets shall not then include) immediately at such time as the contractual or legal provisions referred to above shall no longer be applicable and to the extent severable, and shall attach immediately to any portion of such permit, lease, license, contract or agreement not subject to the provisions specified in clauses (i) or (ii) above;
(b)     any letter-of-credit rights to the extent any Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose;
(c)     Capital Stock in any joint venture with a third party that is not an Affiliate, to the extent a pledge of such Capital Stock is prohibited by the documents covering such joint venture;
(d)     Excluded Accounts;
(e)     (i) with respect to any Trademarks, applications in the PTO to register Trademarks on the basis of any of Grantor’s “intent to use” such Trademarks will not be deemed to be Collateral unless and until a “statement of use” or “amendment to allege use” has been filed and accepted in the PTO, whereupon such application shall be automatically subject to the Security Interest granted herein and deemed to be included in the Collateral, and (ii) with respect to any other Trademark or any Patents or Copyrights, such Trademarks, Patents or Copyrights will not be deemed to be Collateral if the creation of a Security Interest therein will constitute or result in the abandonment, impairment, invalidation or unenforceability thereof any assets to the extent and for so long as the pledge of such assets is prohibited by law and such prohibition is not overridden by the Uniform Commercial Code or other applicable law;
(f)     any Grantor’s inventory, receivables, and other Borrowing Base Assets, to the extent such Collateral secures any Grantor’s obligations under the Credit Facilities;
(g)     margin stock (within the meaning of Regulation U issued by the Federal Reserve Board) to the extent the creation of a security interest therein in favor of the Collateral Agent will result in a violation of Regulation U issued by the Federal Reserve Board; and
(h)     any property subject to a purchase money arrangement (as such term is defined in the UCC) or Capital Lease.
“Excluded Property” means the Excluded Securities and the Excluded Assets.
“Excluded Securities” means:
(a)     more than 65% of the issued and outstanding voting stock, and more than 65% of all other outstanding Capital Stock, of (i) any Foreign Subsidiary; or (ii) any subsidiary that has no material assets other than Capital Stock of Foreign Subsidiaries and Capital Stock in other Subsidiaries that have no material assets other than Capital Stock of Foreign Subsidiaries;
(b)     Capital Stock (i) of any Subsidiary of a Foreign Subsidiary; or (ii) of a person that is not a direct or indirect Wholly Owned Subsidiary of the Company to the extent prohibited by the terms of such Subsidiary’s organizational documents and by applicable law; and
(c)     Capital Stock and other securities of a Subsidiary to the extent that the pledge of such Capital Stock and other securities results in the Company being required to file separate financial statements of such Subsidiary with the Commission under Article 3, Rule 3-16 of Regulation S-X under the Exchange Act, but only to the extent necessary to not be subject to such requirement.
“Exempt Account” means any account having a balance of $100,000 (or the foreign currency equivalent thereof) or less.
“Federal Reserve Board” means the United States Federal Reserve Board of Governors.
“Fixtures” means fixtures (as that term is defined in the UCC).
“General Intangibles” means general intangibles (as that term is defined in the UCC), and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the UCC, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
“Grantors” shall have the meaning specified in the first paragraph of this Agreement, and subject to the provisions of Article 11 of the Indenture, shall include its successors and assigns.
“Indenture” has the meaning specified therefor in the recitals to this Agreement.
“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
“Intellectual Property” means any and all (i) Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, operating manuals, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof, (ii) all copies and embodiments of any of the foregoing (in whatever form or medium), (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, and violations thereof, and (v) all rights corresponding thereto throughout the world.
“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Secured Parties’ rights under the Note Documents, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect to clause (i) and (ii) above, including payments there under and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future breach or violations thereof, and (v) all rights corresponding thereto throughout the world.
“Inventory” means inventory (as that term is defined in the UCC).
“Investment Related Property” means (i) any and all investment property (as that term is defined in the UCC), and (ii) any and all of the Pledged Interests.
“Issue Date” has the meaning specified therefor in the recitals to this Agreement.
“Joinder” means each Joinder to this Agreement executed and delivered by the Collateral Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.
“Material Intellectual Property Licenses” has the meaning specified therefor in Section (5)(d).
“Negotiable Collateral” means letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), instruments, promissory notes, drafts and documents (as each such term is defined in the UCC) and Pledged Notes.
“Note Documents” means the Notes, the Indenture, the Pledge and Escrow Agreement and the Related Security Documents, as such instruments and agreements may be amended, restated, modified or otherwise supplemented from time to time.
“Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and the Collateral Agent, in substantially the form of Exhibit B.
“Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 3 to the Disclosure Letter, (ii) all continuations, divisionals, continuations-in- part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, or violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, or violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
“Pledged Companies” means each Person listed on Schedule 4 to the Disclosure Letter as a “Pledged Company”, together with each other Person, all or a portion of whose Capital Stock is acquired or otherwise owned by a Grantor after the Issue Date.
“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Capital Stock listed on Schedule 4 to the Disclosure Letter and all other Capital Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Capital Stock, the right to receive any certificates representing any of the Capital Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
“Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D.
“Pledged Notes” means all of each Grantor’s right, title and interest in and to all of the promissory notes listed on Schedule 4 to the Disclosure Letter and all other promissory notes now owned or hereafter acquired by such Grantor, and all substitutions therefor and replacements thereof and all proceeds thereof and all rights relating thereto.
“Proceeds” has the meaning specified therefor in Section 2.
“PTO” means the United States Patent and Trademark Office.
“Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
“Secured Obligations” means the obligations of any Grantor and any other obligor under the Note Documents (i) to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings) when due and payable, and all other amounts due or to become due, in each case, under or in connection with the Indenture, the Notes and any other Note Document, and (ii) to perform all of their other respective obligations to the Trustee, the Collateral Agent, the Escrow Agent and the Holders under the Note Documents, in each case, according to the respective terms thereof (including, in the case of each of clauses (i) and (ii) reasonable and documented attorneys’, agents’ and professional advisors’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).
“Secured Parties” shall mean the Collateral Agent, the Escrow Agent, the Trustee and the Holders.
“Securities Account” means a securities account (as that term is defined in the UCC).
“Security Interest” has the meaning specified therefor in Section 2.
“Specified Party” has the meaning specified therefor in the definition of Intellectual Property Licenses in this Agreement.
“Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.
“Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and the Collateral Agent, in substantially the form of Exhibit C.
“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, trade styles, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 3 to the Disclosure Letter, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations, violations, or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.
“URL” means “uniform resource locator,” an internet web address.
“Vehicles” means motor vehicles and other assets subject to a certificate of title statute.

2.	Grant of Security.

(a)Each Grantor hereby unconditionally grants to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(i)	all of such Grantor’s Accounts;

(ii)	all of such Grantor’s Books;

(iii)	all of such Grantor’s Chattel Paper;

(iv)	all of such Grantor’s Deposit Accounts and Securities Accounts (including the Escrow Account);

(v)	all of such Grantor’s Goods, Equipment and Fixtures;

(vi)	all of such Grantor’s General Intangibles;

(vii)	all of such Grantor’s Intellectual Property and Intellectual Property Licenses;

(viii)	all of such Grantor’s Documents;

(ix)	all of such Grantor’s Inventory;

(x)	all of such Grantor’s Investment Related Property;

(xi)	all of such Grantor’s Negotiable Collateral;

(xii)	all of such Grantor’s Supporting Obligations;

(xiii)	all of such Grantor’s Commercial Tort Claims;

(xiv)all of such Grantor’s money or cash equivalents or other assets of such Grantor that now or hereafter comes into existence, whether or not in the possession, custody, or control of the Collateral Agent (or its agent or designee) or any other Secured Party; and

(xv)all of the Proceeds (as such term is defined in the UCC) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Collateral Support, Deposit Accounts, Securities Accounts, Equipment, Fixtures, General Intangibles, Goods, Intellectual Property, Intellectual Property Licenses, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Vehicles, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” also includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or the Collateral Agent from time to time with respect to any of the Investment Related Property.
Notwithstanding anything contained in this Agreement to the contrary, no action shall be taken to grant a security interest in, and the term “Collateral” shall not include any Excluded Property. None of the covenants or representations and warranties herein or in any other Collateral Agreements shall apply or be made with respect to any property constituting Excluded Property.
3.Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantors, or any of them, to the Collateral Agent and the other Secured Parties or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4.Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Unless an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, the Pledge and Escrow Agreement or any other Note Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Note Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor unless (i) an Event of Default has occurred and is continuing and (ii) the Collateral Agent has notified the applicable Grantor of the Collateral Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.

5.Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that as of the Issue Date:

(a)    The exact legal name of each Grantor, type of entity of each Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule 1 to the Disclosure Letter.

(b)    Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Schedule 1 to the Disclosure Letter.

(c)    Schedule 2 to the Disclosure Letter sets forth all Commercial Tort Claims of any Grantor for which the expected amount recoverable exceeds $250,000.

(d)    Schedule 3 to the Disclosure Letter provides a complete and correct list of (i) all registered Copyrights owned by any Grantor and all applications for registration of Copyrights owned by any Grantor; (ii) all Intellectual Property Licenses entered into by any Grantor pursuant to which any Person has granted to any Grantor any exclusive license of Intellectual Property owned or controlled by such Person and which Intellectual Property License is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor, other than licenses of commercially-available software (any such Intellectual Property Licenses, the “Material Intellectual Property Licenses”); (iii) all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) all registered Trademarks owned by any Grantor and all applications for registration of Trademarks owned by any Grantor.

(e)    This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations. Upon the filing of financing statements listing each applicable Grantor, as a debtor, and the Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 5 to the Disclosure Letter, or the delivery of Control Agreements with respect to each of the Deposit Accounts and Securities Accounts listed on Schedule 6 to the Disclosure Letter (other than Exempt Accounts), the Collateral Agent shall have a perfected security interest in and upon the Collateral (other than the Exempt Accounts and subordinate only to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement or the delivery of a Control Agreement. Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5, all action necessary to protect and perfect the Security Interest in the United States in and on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.

(f)    Schedule 4 to the Disclosure Letter provides a complete and correct list of all Capital Stock owned by any Grantor and all other investment property owned by any Grantor.

(g)    (i) Except for the Security Interest created hereby, each Grantor is the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 to the Disclosure Letter as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Issue Date; (ii) all of the Pledged Interests are duly authorized and validly issued and to the extent applicable, fully paid, nonassessable, and, to the extent that (x) the such Pledged Interests are “securities” for purposes of Articles 8 and 9 of the UCC or (y) the applicable Pledged Company has elected to have such Pledged Interests treated as “securities” for such purposes, are certificated and the Pledged Interests constitute the percentage of the issued and outstanding Capital Stock of the Pledged Companies of such Grantor identified on Schedule 4 to the Disclosure Letter; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to the Collateral Agent as provided herein; (iv) all actions necessary to perfect and establish, or otherwise protect, the Collateral Agent’s Liens in the Investment Related Property, and the proceeds thereof, will have been duly taken (other than local law perfection requirements in connection with Pledged Interests of Foreign Subsidiaries.), upon (A) the execution and delivery of this Agreement; (B) the taking of possession by the Collateral Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer necessary to perfect the Collateral Agent’s Liens in the Pledged Interests) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 5 to the Disclosure Letter for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, and any securities entitlements or other financial assets credited thereto, the delivery of Control Agreements with respect thereto; and (v) subject to Section 26 hereof, each Grantor has delivered to and deposited with the Collateral Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer necessary to perfect the Collateral Agent’s Liens in the Pledged Interests) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(h)    No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required (x) in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (y) in connection with the voting or disposition of Pledged Interests or any other Collateral in order to comply with applicable law. No Intellectual Property License (excluding any “shrink wrap” or other similar licenses generally available) of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(i)    Schedule 6 to the Disclosure Letter provides a complete and correct list of all of the Deposit Accounts and Securities Accounts owned by any Grantor.

(j)    To each Grantor’s knowledge, there is no default, breach, violation, or event of acceleration existing under any Pledged Note and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(k)    Schedule 7 to the Disclosure Letter provides a complete and correct list of all of the Negotiable Collateral owned by any Grantor.

6.Covenants. Each Grantor, jointly and severally, covenants and agrees with the Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 it shall comply with each of the following terms.

(a)	Possession of Collateral.
(i) In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral (other than letters of credit and letter-of-credit rights), Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $250,000 or more, the Grantors shall promptly (and in any event within twenty (20) Business Days after receipt thereof) notify the Collateral Agent in writing thereof, and if and to the extent that perfection or priority of the Collateral Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within thirty (30) Business Days), shall endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Collateral Agent, together with such undated powers (or other relevant document of transfer necessary to perfect the Collateral Agent’s Liens in such Negotiable Collateral, Investment Related Property, or Chattel Paper) endorsed in blank and shall execute such other documents and instruments as shall be necessary to protect the Collateral Agent’s security interest therein. Notwithstanding the foregoing, no Grantor shall be required to deliver any such Chattel Paper that is part of a leasing arrangement with any customer of a Grantor so long as such Grantor is actively seeking to sell such Chattel Paper to a third party.
(ii) Any limited liability company and any limited partnership controlled by any Grantor shall either (A) not include in its operative documents any provision that any Capital Stock in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (B) certificate any Capital Stock in any such limited liability company or such limited partnership. Subject to the last sentence of this Section 6(a)(ii), to the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder is certificated or becomes certificated, each such certificate shall be delivered to the Collateral Agent. Each Grantor hereby agrees that if any of the Pledged Collateral is at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, (A) if necessary to perfect a security interest in such Pledged Collateral and/or provide the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the UCC) over such Pledged Collateral (in each case, subject to the last sentence of this Section 6(a)(ii)), use commercially reasonable efforts to cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge substantially in the form of Exhibit E and give the Collateral Agent the right to transfer such Pledged Collateral under the terms hereof, and (B) after the occurrence and during the continuance of any Event of Default, upon request by the Collateral Agent, (1) cause the organization documents of each such issuer that is a Subsidiary of a Grantor to be amended to provide that such Pledged Collateral shall be treated as “securities” for purposes of the Uniform Commercial Code and (2) cause such Pledged Collateral to become certificated and delivered to the Collateral Agent. Each Grantor hereby agrees that it shall use commercially reasonable efforts to create and/or perfect any security interest in the Capital Stock of any Material Foreign Subsidiary held by such Grantor in the jurisdiction in which such Material Foreign Subsidiary is located.
(b)    Chattel Paper. Promptly after acquiring any electronic Chattel Paper with an aggregate value or face amount equal to or in excess of $250,000 (and in any event within ten (10) Business Days after receipt thereof) each Grantor shall notify the Collateral Agent in writing thereof, and shall promptly (and in any event within twenty (20) Business Days after delivering notice to the Collateral Agent) take all steps reasonably necessary to grant the Collateral Agent control of all electronic Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $250,000.

(c)	Control Agreements.
(i) Subject to Section 26, each Grantor shall obtain a Control Agreement in form reasonably satisfactory to the Collateral Agent, from each bank maintaining a Deposit Account (other than any Excluded Account) for such Grantor, and which will provide the Collateral Agent with “control” (as such term is used in Article 9 of the UCC) over each such Deposit Account, provided that no Grantor shall be required to obtain a Control Agreement covering an Exempt Account or the Escrow Account; and
(ii) Subject to Section 26, each Grantor shall obtain a Control Agreement in form reasonably satisfactory to the Collateral Agent, from each securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor and which provides the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the UCC) over such financial assets or commodities, provided that no Grantor shall be required to obtain a Control Agreement covering an Exempt Account or the Escrow Account.
(d)    [Reserved].

(e)    Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $250,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within ten (10) Business Days of obtaining such Commercial Tort Claim), notify the Collateral Agent, in writing, upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within twenty (20) Business Days after delivery of notice to the Collateral Agent), reasonably identify such Commercial Tort Claims to the Collateral Agent, and provide such additional information as may be necessary to permit the Collateral Agent to file additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims.

(f)    Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts constituting Collateral with the United States of America or any department, agency, or instrumentality thereof (other than with respect to Excluded Property and contracts that prohibit assignment thereof), the Grantors shall, upon the occurrence and during the continuance of an Event of Default, (i) promptly (and in any event within five (5) Business Days of the occurrence of such Event of Default) notify the Collateral Agent, in writing, thereof and, (ii) promptly (and in any event within thirty (30) Business Days of the occurrence of such Event of Default), execute an assignment instrument, and take any steps reasonably required in order that all moneys due or to become due under such contract or contracts shall be assigned to the Collateral Agent, for the benefit of the Secured Parties.

(g)    Intellectual Property.

(i) In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements, or supplements thereto, to further evidence the Collateral Agent’s Lien on such Grantor’s Patents or Trademarks (registered with the PTO or the subject of pending applications for registration of any Grantor with the PTO), Copyrights (registered with or applications therefor registered or filed with the U.S. Copyright Office) or Material Intellectual Property Licenses and the General Intangibles of such Grantor relating thereto or represented thereby, including, not more than 15 calendar days after each June 1 and December 1 in each year beginning with June 1, 2015, and at such other times as the Collateral Agent may request in writing, within 30 calendar days after receipt by such Grantor of any such request (or such lesser time as the Collateral Agent may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), such Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements, or supplements thereto, with respect to any new Patents or Trademarks of any Grantor registered with the PTO or the subject of pending applications for registration of any Grantor with the PTO, any new Copyrights or applications therefor registered or filed with the U.S. Copyright Office and any new Material Intellectual Property Licenses, in each case, which were entered into, acquired, registered, or for which applications for registration were filed by any Grantor during the immediately preceding six-month period and any statement of use or amendment to allege use was filed with respect to intent-to-use trademark applications. In the case of such registrations or applications with the United States Patent and Trademark Office or the United States Copyright Office, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate governmental authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.
(ii) Each Grantor acknowledges and agrees that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), each Grantor acknowledges and agrees that no Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys, agents and other professionals) shall be for the sole account of Company.
(h)    Investment Related Property.
(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within twenty (20) Business Days of acquiring or obtaining such Collateral) deliver to the Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.
(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of the Collateral Agent, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of the Collateral Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to the Collateral Agent in the exact form received.
(iii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Indenture.
(iv) Each Grantor agrees that it will obtain all necessary approvals and making all necessary filings under federal or state law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof. Each Grantor shall use commercially reasonable efforts to create and/or perfect any security interest in the Capital Stock of any Material Foreign Subsidiary held by such Grantor in the jurisdiction in which such Material Foreign Subsidiary is located.
(i)    [Reserved].

(j)    [Reserved].

(k)    Pledged Notes. Upon the occurrence and during the continuance of an Event of Default, Grantors (i) without the prior written consent of the Collateral Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than dispositions permitted under the Indenture, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to the Collateral Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

(l)    Accounts.

(i)    Each Grantor shall keep and maintain at its own cost and expense records of Accounts in the ordinary course of business. Each Grantor shall, at such Grantor’s sole cost and expense, after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may (but shall not be obligated to) transfer a full and complete copy of any Grantor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Agent’s security interest therein without the consent of any Grantor. Upon the occurrence and during the continuance of any Event of Default, each Grantor shall legend in form and manner sufficient to reflect the assignment of the Accounts to the Collateral Agent, the Accounts and the other books, records and documents of such Grantor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

(ii)    So long as no Event of Default has occurred and is continuing, the Grantors may settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default has occurred and is continuing, the Collateral Agent shall, at its option and upon written notice to the Grantors, have the exclusive right (but shall not be obligated to) to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

(iii)    The Collateral Agent shall have the right (but not the obligation) at any time or times, in the name of any applicable Grantor, in the Collateral Agent’s name or in the name of a nominee of the Collateral Agent, to verify the validity, amount or any other matter relating to any Accounts or other Collateral, by mail, telephone, facsimile transmission or otherwise, and each Grantor shall cooperate fully with the Collateral Agent in an effort to facilitate and promptly conclude any such verification process.

(m)    Inventory.
(i) Each Grantor shall at all times maintain inventory records in the ordinary course of business.
(ii) Each Grantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory.
(n)    Updated Collateral Information.
(i) Such Grantor shall, with respect to Schedule 3 of the Disclosure Letter, and may (but shall not be obligated to), with respect to Schedules, 1, 2, 4, 5, 6 and 7 of the Disclosure Letter and all other information disclosed pursuant to this Agreement, furnish or cause to be furnished to the Collateral Agent, semi-annually, not more than 15 calendar days after each June 1 and December 1 in each year beginning with June 1, 2015, and at such other times as the Collateral Agent may request in writing, within 30 calendar days after receipt by such Grantor of any such request (or such lesser time as the Collateral Agent may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), such that such updated information and exhibits are true and correct as of the date so furnished.
(ii) Each Grantor agrees promptly (and in any event within thirty (30) calendar days of such change) to notify the Collateral Agent in writing of any change in (A) legal name of any Grantor, (B) the type of organization of any Grantor, (C) the jurisdiction of organization of any Grantor, or (D) the chief executive office of any Grantor and take all actions necessary to continue the perfection of the security interest created hereunder following any such change with the same priority as immediately prior to such change.
7.Relation to Other Note Documents. The provisions of this Agreement shall be read and construed with the other Note Documents referred to below in the manner so indicated.

(a)    Indenture. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in the Indenture, such provisions of the Indenture shall control.

(b)    Pledge and Escrow Agreement. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in the Pledge and Escrow Agreement, such provisions of the Pledge and Escrow Agreement shall control.

(c)    Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of the Collateral Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

8.	Further Assurances.

(a)    Each Grantor party to the Indenture on the Issue Date shall perfect the security interests in the Collateral for the benefit of the Collateral Agent, the Escrow Agent, the Trustee and the Holders, to the extent required by the Indenture, this Agreement and the other Related Security Documents, promptly following the Issue Date, but in any event shall do, or cause to be done, all such acts and things as may be necessary or proper to have all such security interests perfected by no later than 90 calendar days after the Issue Date. The Company shall deliver an Officer’s Certificate to the Trustee and the Collateral Agent confirming that all of the security interests have been perfected as described in this Section 8(a) by no later than 90 calendar days after the Issue Date.

(b)    Other than as permitted by Section 17.06 of the Indenture, the Company shall cause each Subsidiary Guarantor to grant to the Collateral Agent a Security Interest in, subject to the limitations set forth herein and in the Note Documents, all of such Subsidiary Guarantor’s Collateral to secure the Secured Obligations. Upon the execution and delivery of a Joinder by any such Subsidiary Guarantor, such Subsidiary Guarantor shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

(c)    Subject to the limitations set forth herein, each Grantor agrees that, from time to time, at its own expense, such Grantor will promptly upon the request of the Collateral Agent execute and deliver all further instruments and documents, and take all further action, that is necessary in order to perfect the Security Interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the foregoing, to the extent the Security Interest with respect to Borrowing Base Assets has been released pursuant to Section 17.06 of the Indenture in connection with a Permitted Credit Facility, immediately upon the termination of such Permitted Credit Facility or the termination of any restrictions imposed by such Permitted Credit Facility on the grant of a Security Interest on such Borrowing Base Assets, each Grantor shall take such action, at its own expense, as necessary to effect a grant to the Collateral Agent for the benefit of the Secured Party, a Security Interest in all of such Grantor’s right, title and interest in and to such Borrowing Base Assets and to perfect such Security Interest.

(d)    Each Grantor authorizes the filing by the Collateral Agent (with no obligation) of financing or continuation statements, or amendments thereto, and, subject to the limitations set forth herein, such Grantor will execute and deliver to the Collateral Agent such other instruments or notices, as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest purported to be granted hereby.

(e)    Each Grantor authorizes the Collateral Agent (with no obligation) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance.

(f)    Notwithstanding anything else in this Agreement, no Grantor shall be required to (i) take any actions in any non-U.S. jurisdiction to create or perfect any security interest in the Collateral (other than to use commercially reasonable efforts to perfect the pledge by a Grantor of the Capital Stock of a Material Foreign Subsidiary), including the registration of Intellectual Property in any non-U.S. jurisdiction, (ii) enter into any security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction, except to use commercially reasonable efforts to perfect the pledge by a Grantor of the Capital Stock of a Material Foreign Subsidiary, (iii) take any actions to perfect a security interest in letter of credit rights other than the filing of a UCC-1 financing statement, (iv) perfect any security interest in (A) any real property (whether fee owned or leasehold) or (B) any motor vehicles, airplanes, vessels and other assets subject to certificates of title, (C) obtain any landlord waivers, bailee letters or waivers or the like, or (D) obtain Control Agreements for an Exempt Account.

9.Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (or its designee), without obligation, (a) may (but shall not be obligated to) proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) to the extent permitted under such Intellectual Property Licenses, shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Collateral Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Capital Stock that is pledged hereunder be registered in the name of the Collateral Agent or any of its nominees.

10.Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under any Note Document, to take any action and to execute any instrument which may be necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b)    to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(c)    to file any claims or take any action or institute any proceedings which may be necessary to protect the Collateral Agent’s security interest;

(d)    to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(e)    to use any Intellectual Property or exercise any rights under Intellectual Property Licenses of such Grantor (to the extent grantable by such Grantor without breaching or violating any agreement), including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter (subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and, in the case of trade secrets, to an obligation of the Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets), in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(f)    the Collateral Agent, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if the Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable and shall terminate automatically upon termination of this Agreement.

11.Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s security interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. The further rights and duties of the Collateral Agent as provided in Article 17 of the Indenture apply under this Agreement and any Related Security Document mutatis mutandis.

13.Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or the Collateral Agent’s designee may (but shall not be obligated to) (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to the Collateral Agent, for the benefit of the Secured Parties, or that the Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the applicable Note Documents.

14.Disposition of Pledged Interests by the Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and additional Pledged Interests hereafter acquired on the date of acquisition thereof may not be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, the Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Interests or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Interests to more than one offeree.

15.Voting and Other Rights in Respect of Pledged Interests. Upon the occurrence and during the continuation of an Event of Default, (i) the Collateral Agent may, at its option, and with three (3) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to the Collateral Agent hereunder or under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints the Collateral Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable and shall automatically terminate upon termination of this Agreement.

16.Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a)    the Collateral Agent may (but shall not be obligated to) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at one or more locations specified by the Collateral Agent, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days’ notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable disposition (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the UCC.

(b)    the Collateral Agent is hereby granted (to the extent grantable by such Grantor without breaching or violating any agreement) a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property (subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and, in the case of trade secrets, to an obligation of the Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets), including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent.

(c)    the Collateral Agent may (but shall not be obligated to), in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-104 of the UCC, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent, and (ii) with respect to any Grantor’s Securities Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-106 of the UCC, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent.

(d)    Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Indenture. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)    Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

17.Remedies Cumulative. Each right, power, and remedy of the Collateral Agent as provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Collateral Agent of any or all such other rights, powers, or remedies.

18.Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.Indemnity and Expenses.

(a)    Each Grantor agrees to indemnify the Collateral Agent to the extent the Company would be required to do so pursuant to the Indenture (including, without limitation, Section 7.06 thereof which is incorporated herein mutatis mutandis). This provision shall survive the termination of this Agreement and the Indenture, the resignation or removal of the Collateral Agent and the repayment of the Secured Obligations.

(b)    Grantors, jointly and severally, shall, upon written demand therefor and with reasonable detailed documentation thereof, pay to the Collateral Agent all the expenses which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Note Documents, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

20.Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Collateral Agent and each Grantor to which such amendment applies. The Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Collateral Agent and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy which the Collateral Agent would otherwise have had on any other occasion. Any waivers, amendments or otherwise occurring under this Agreement or any Collateral Agreement must occur in compliance with the Indenture.

21.Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Collateral Agent at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in the Indenture, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.Continuing Security Interest; Releases and Assignments.

(a)    This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until all Secured Obligations (other than unasserted contingent indemnification obligations) have been paid in full in accordance with the provisions of the Note Documents, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Collateral Agent, and its successors, transferees and assigns.

(b)    The Security Interests securing the Secured Obligations shall be released with respect to any Collateral, in whole or in part, to the extent the release of such Security Interests in such Collateral is provided for, or permitted by, and in accordance with, the terms of the Indenture and any other Note Document (other than this Agreement) governing such Secured Obligations.

(c)    At the time of any release pursuant to clause (b) above, all rights to the Collateral released shall revert to the Grantors or any other Person entitled thereto, and the Collateral Agent shall return to the Grantors any such released Collateral in its possession.

(d)    No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture or any other Note Document or any other instrument or document executed and delivered by any Grantor to the Collateral Agent nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Grantor by the Collateral Agent, nor any other act of the Secured Parties, or any of them, shall release any Grantor from any obligation, except a release in accordance with this Section 22.

23.	Governing Law.

(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH GRANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)    Each Grantor (i) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (iii) submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

24.Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of each of the Secured Parties. The parties hereto acknowledge and agree that U.S. Bank National Association is entering into this Agreement solely in its capacity as Collateral Agent under the Indenture and not in its individual capacity.

25.Miscellaneous.

(a)    This Agreement is a Note Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Note Document mutatis mutandis.

(b)    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any the Collateral Agent or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e)    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f)    Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g)    All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

26.Post-Closing Matters. The Grantors hereby agree to deliver to the Collateral Agent, on or prior to the date that is 90 calendar days after the Issue Date (and the Grantors’ obligations under this Agreement and the Indenture are subject to and qualified by the following):

(a)    all documents representing all Pledged Interests and Pledged Notes (including the promissory note set forth on Schedule 7 of the Disclosure Letter) and related undated powers or endorsements duly executed in blank;

(b)    insurance certificates and applicable endorsements, naming the Collateral Agent as an additional insured or mortgagee/loss payee thereunder, as applicable, under any insurance maintained by the Grantors; and

(c)    a Control Agreement with respect to the Accounts set forth on Schedule 6 of the Disclosure Letter other than the Exempt Accounts.
[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:	CYAN, INC.

By:
Name:
Title:

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:

ANNEX 1 TO SECURITY AND PLEDGE AGREEMENT
FORM OF JOINDER
Joinder No. [__] (this “Joinder”), dated as of ____________ __ , 201_ by and between ____________, a ____________ (the “New Subsidiary”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of December 12, 2014, among Cyan, Inc. a Delaware corporation (the “Company), the guarantors party thereto and U.S. Bank National Association, a national banking association, as Trustee and the Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded or modified from time to time, the “Indenture”), the Company has issued to the Holders (as defined in the Indenture) the 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”);
WHEREAS, pursuant to the Indenture, the New Subsidiary is required to execute, among other documents, a supplemental indenture in order to become a Grantor under the Indenture; and
WHEREAS, pursuant to Section 8 of the Security Agreement, dated as of December 12, 2014, among the Company, the other grantors from time to time party thereto and the Collateral Agent (as amended, restated, modified or otherwise supplemented from time to time, the “Security Agreement”), the New Subsidiary may become a Grantor under the Security Agreement;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Subsidiary hereby agrees as follows:
1.     All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.
2.     The New Subsidiary, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral. Schedule 2, “Commercial Tort Claims”, Schedule 3, “Intellectual Property”, Schedule 4, “Pledged Companies”, Schedule 5, “List of Uniform Commercial Code Filing Jurisdictions”, Schedule 6 “Accounts” and Schedule 7 “Negotiable Collateral” attached hereto supplement Schedules 2 through 7, respectively, to the Disclosure Letter. Each reference to a “Grantor” in the Security Agreement and the other Note Documents shall be deemed to include the New Subsidiary. The Security Agreement is incorporated herein by reference. The New Subsidiary authorizes the Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance. The New Subsidiary also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction in connection with the Note Documents.
4.     The New Subsidiary represents and warrants to the Collateral Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.     This Agreement is a Note Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
6.     The Security Agreement, as supplemented hereby, shall remain in full force and effect.
7.     THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
8.     THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH NEW SUBSIDIARY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.
9.     TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH NEW SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH NEW SUBSIDIARY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY:

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:

EXHIBIT A
COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this ___ day of __________, 201__, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
WITNESSETH:
WHEREAS, pursuant to the Indenture, dated as of December 12, 2014 among CYAN, INC., a Delaware corporation (the “Company”), the subsidiary guarantors party thereto and U.S. Bank National Association, a national banking association, as Trustee and the Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded or modified from time to time, the “Indenture”), the Company, has issued to the Holders (as defined in the Indenture) the 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”). Each Grantor is entering into this Copyright Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to the Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of December 12, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agree as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.
2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants to the Collateral Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):
(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all renewals or extensions of the foregoing; and
(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.
Notwithstanding the foregoing, in no event shall the Copyright Collateral include any Excluded Property.
3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. Each Grantor hereby authorizes the Collateral Agent to unilaterally modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Copyright Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.
7. CONSTRUCTION. This Copyright Security Agreement is a Note Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof’, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH GRANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9. Each Grantor (i) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (iii) submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.
10. It is understood and agreed that U.S. Bank National Association is entering into this Copyright Security Agreement solely in its capacity as Collateral Agent under the Indenture. In acting under this Copyright Security Agreement, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent under the Indenture as if such rights, privileges and immunities were set forth herein.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

CYAN, INC., as Company

By:
Name:
Title:

[OTHER GRANTORS]

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B
PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of __________, 201__, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
WITNESSETH:
WHEREAS, pursuant to the Indenture, dated as of December 12, 2014 among CYAN, INC., a Delaware corporation (the “Company”), the subsidiary guarantors party thereto and U.S. Bank National Association, a national banking association, as Trustee and the Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded or modified from time to time, the “Indenture”), the Company has issued to the Holders (as defined in the Indenture) the 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”).Each Grantor is entering into this Patent Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to the Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of December 12, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.
2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants to the Collateral Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):
(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and
(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.
Notwithstanding the foregoing, in no event shall the Patent Collateral include any Excluded Property.
3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Without limiting the Grantors’ obligations under the Note Documents, each Grantor hereby authorizes the Collateral Agent to unilaterally modify this Patent Security Agreement by amending Schedule I to include any new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.
7. CONSTRUCTION. This Patent Security Agreement is a Note Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof’, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH GRANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9. Each Grantor (i) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (iii) submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.
10. It is understood and agreed that U.S. Bank National Association is entering into this Patent Security Agreement solely in its capacity as Collateral Agent under the Indenture. In acting under this Patent Security Agreement, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent under the Indenture as if such rights, privileges and immunities were set forth herein.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

CYAN, INC., as Company

By:
Name:
Title:

[OTHER GRANTORS]

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:

SCHEDULE I
TO
PATENT SECURITY AGREEMENT
Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

EXHIBIT C
TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this ___ day of __________, 201__, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
WITNESSETH:
WHEREAS, pursuant to the Indenture, dated as of December 12, 2014 among CYAN, INC., a Delaware corporation (the “Company”), the subsidiary guarantors party thereto and U.S. Bank National Association, a national banking association, as Trustee and the Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded or modified from time to time, the “Indenture”), the Company has issued to the Holders (as defined in the Indenture) the 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”). Each Grantor is entering into this Trademark Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to the Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of December 12, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to the Collateral Agent, for the benefit of Secured Parties, this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.
2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants to the Collateral Agent, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):
(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and
(c) all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.
Notwithstanding the foregoing, in no event shall the Trademark Collateral include any Excluded Property.
3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Without limiting the Grantors’ obligations under the Note Documents, each Grantor hereby authorizes the Collateral Agent to unilaterally modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.
7. CONSTRUCTION. This Trademark Security Agreement is a Note Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof’, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Note Document shall be satisfied by the transmission of a Record.
8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH GRANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9. Each Grantor (i) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (iii) submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.
10. It is understood and agreed that U.S. Bank National Association is entering into this Trademark Security Agreement solely in its capacity as Collateral Agent under the Indenture. In acting under this Trademark Security Agreement, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent under the Indenture as if such rights, privileges and immunities were set forth herein.
[signature page follows]
IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

CYAN, INC., as Company

By:
Name:
Title:

[OTHER GRANTORS]

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trademark Licenses

EXHIBIT D
PLEDGED INTERESTS ADDENDUM
This Pledged Interests Addendum, dated as of ____________, 20__ (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security and Pledge Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security and Pledge Agreement, dated as of December 12, 2014, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security and Pledge Agreement”), made by the undersigned, together with the other Grantors named therein, to U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security and Pledge Agreement or, if not defined therein, in the Indenture. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to the Collateral Agent in the Security and Pledge Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security and Pledge Agreement, each with the same force and effect as if originally named therein.
This Pledged Interests Addendum is a Note Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.
THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

GRANTORS:

CYAN, INC., as Company

By:
Name:
Title:

[OTHER GRANTORS]

SCHEDULE I
TO
PLEDGED INTERESTS ADDENDUM

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent

By:
Name:
Title:
Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT E
ISSUER’S ACKNOWLEDGMENT
The undersigned hereby (i) acknowledges receipt of a copy of that certain Security and Pledge Agreement, dated as of December 12, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security and Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), the grantors from time to time party thereto (the “Grantors”) and U.S. Bank National Association, solely in its capacity as collateral agent (the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent or its nominee with respect to the applicable Collateral without further consent by the applicable Grantor, (iv) [agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of New York, U.S.A., (v)] agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Collateral that is adverse to the interest of the Collateral Agent therein, and [(v)][(vi)] waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

111999812 v6